                                                                    EXHIBIT 99.1


       Student Loan Finance Corporation
       Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

       Education Loans Incorporated - 1999-1 Indenture
       Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended July 31, 2001

I.     Noteholder Information
       ----------------------

A.     Identification of Notes
       -----------------------

       Series      Description                                            Cusip #             Due Date
       -------------------------------------------------------------------------------------------------------
       1999-1A     Senior Auction Rate Notes..............................280907AP1...........December 1, 2035
       1999-1B     Senior Auction Rate Notes..............................280907AQ9...........December 1, 2035
       1999-1C     Subordinate Auction Rate Notes.........................280907AR7...........December 1, 2035
       2000-1A     Senior Auction Rate Notes..............................280907AS5...........December 1, 2035
       2000-1B     Senior Auction Rate Notes..............................280907AT3...........December 1, 2035
       2000-1C     Subordinate Auction Rate Notes.........................280907AU0...........December 1, 2035
       2001-1A     Senior Auction Rate Notes..............................280907AV8...........December 1, 2035
       2001-1B     Senior Auction Rate Notes..............................280907AW6...........December 1, 2035
       2001-1C     Subordinate Auction Rate Notes.........................280907AX4...........December 1, 2035

B.     Notification of Redemption Call of Notes
       ----------------------------------------

       Series 1999-1:
         None
       Series 2000-1:
         None
       Series 2001-1:
         None

C.     Principal Outstanding - July, 2001
       ----------------------------------

                                Principal           Principal        Principal       Principal
                             Outstanding,            Borrowed         Payments    Outstanding,
       Series              Start of Month        During Month     During Month    End of Month
       ------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A          $ 78,000,000.00     $          0.00        $0.00       $ 78,000,000.00
         1999-1B            39,000,000.00                0.00         0.00         39,000,000.00
         1999-1C             9,300,000.00                0.00         0.00          9,300,000.00
                   ------------------------------------------------------------------------------
         Total             126,300,000.00                0.00         0.00        126,300,000.00
                   ------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A            54,100,000.00                0.00         0.00         54,100,000.00
         2000-1B            54,100,000.00                0.00         0.00         54,100,000.00
         2000-1C            22,000,000.00                0.00         0.00         22,000,000.00
                   ------------------------------------------------------------------------------
         Total             130,200,000.00                0.00         0.00        130,200,000.00
                   ------------------------------------------------------------------------------
       Series 2001-1:
         2001-1A                     0.00       79,000,000.00         0.00         79,000,000.00
         2001-1B                     0.00       79,000,000.00         0.00         79,000,000.00
         2001-1C                     0.00       23,800,000.00         0.00         23,800,000.00
                   ------------------------------------------------------------------------------
         Total                       0.00      181,800,000.00         0.00        181,800,000.00
                   ------------------------------------------------------------------------------
       Totals             $256,500,000.00     $181,800,000.00        $0.00       $438,300,000.00
                   ==============================================================================

D.     Accrued Interest Outstanding - July, 2001
       -----------------------------------------

                     Accrued Interest          Interest        Interest    Accrued Interest       Interest
                         Outstanding,           Accrued        Payments        Outstanding,     Rate As Of
       Series          Start of Month      During Month    During Month        End of Month   End Of Month
       ----------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A           $34,666.67       $265,178.33       $242,666.67        $57,178.33       3.77000%
         1999-1B            16,683.33        129,144.17        116,783.33         29,044.17       3.83000%
         1999-1C             4,133.33         31,816.33         28,933.33          7,016.33       3.88000%
                   -------------------------------------------------------------------------
         Total              55,483.33        426,138.83        388,383.33         93,238.83
                   -------------------------------------------------------------------------
       Series 2000-1:
         2000-1A            60,111.11        183,023.31        168,311.11         74,823.31       3.83000%
         2000-1B            17,582.50        180,694.00        164,103.33         34,173.17       3.79000%
         2000-1C            25,361.11         76,633.33         71,011.11         30,983.33       3.90000%
                   -------------------------------------------------------------------------
         Total             103,054.72        440,350.64        403,425.55        139,979.81
                   -------------------------------------------------------------------------
       Series 2001-1:
         2001-1A                 0.00         16,677.78              0.00         16,677.78       3.80000%
         2001-1B                 0.00         16,677.78              0.00         16,677.78       3.80000%
         2001-1C                 0.00          5,156.67              0.00          5,156.67       3.90000%
                   -------------------------------------------------------------------------
         Total                   0.00         38,512.23              0.00         38,512.23
                   -------------------------------------------------------------------------
       Totals             $158,538.05       $905,001.70       $791,808.88       $271,730.87
                   =========================================================================

E.     Net Loan Rates for Next Interest Period

                    Interest Period
       Series         Starting Date       Net Loan Rate
       -------------------------------------------------
       Series 1999-1:
         1999-1A          19-Sep-01              11.55%
         1999-1B          19-Sep-01              11.48%
         1999-1C          19-Sep-01              11.31%
       Series 2000-1:
         2000-1A          13-Sep-01              10.98%
         2000-1B          20-Sep-01              11.12%
         2000-1C          13-Sep-01              10.81%
       Series 2001-1:
         2001-1A          30-Aug-01      Not Applicable
         2001-1B          06-Sep-01      Not Applicable
         2001-1C          30-Aug-01      Not Applicable

F.     Noteholders' Carry-Over Amounts - July, 2001
       --------------------------------------------

                           Carry-Over                                    Carry-Over
                             Amounts,       Additions       Payments       Amounts,
       Series          Start of Month    During Month   During Month   End of Month
       -----------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                $0.00           $0.00          $0.00          $0.00
         1999-1B                 0.00            0.00           0.00           0.00
         1999-1C                 0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
         Total                   0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
       Series 2000-1:
         2000-1A                 0.00            0.00           0.00           0.00
         2000-1B                 0.00            0.00           0.00           0.00
         2000-1C                 0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
         Total                   0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
       Series 2001-1:
         2001-1A                 0.00            0.00           0.00           0.00
         2001-1B                 0.00            0.00           0.00           0.00
         2001-1C                 0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
         Total                   0.00            0.00           0.00           0.00
                   -----------------------------------------------------------------
       Totals                   $0.00           $0.00          $0.00          $0.00
                   =================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - July, 2001
     ----------------------------------------------------------------

                                Accrued           Interest           Interest           Accrued
                              Interest,            Accrued           Payments         Interest,
     Series              Start of Month       During Month       During Month      End of Month
     -------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                    $0.00              $0.00              $0.00             $0.00
       1999-1B                     0.00               0.00               0.00              0.00
       1999-1C                     0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
       Total                       0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                     0.00               0.00               0.00              0.00
       2000-1B                     0.00               0.00               0.00              0.00
       2000-1C                     0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
       Total                       0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                     0.00               0.00               0.00              0.00
       2001-1B                     0.00               0.00               0.00              0.00
       2001-1C                     0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
       Total                       0.00               0.00               0.00              0.00
                     ---------------------------------------------------------------------------
     Totals                       $0.00              $0.00              $0.00             $0.00
                     ===========================================================================

II.  Fund Information
     ----------------

A.   Reserve Funds - July, 2001
     --------------------------

                                                                                                     Amount
                                                                                           ----------------
     Balance, Start of Month.......................................................        $   3,847,500.00
     Additions During Month (From Issuance of Notes)...............................            2,727,000.00
     Less Withdrawals During Month.................................................                    0.00
                                                                                           ----------------
     Balance, End of Month.........................................................        $   6,574,500.00
                                                                                           ================

B.   Capitalized Interest Accounts - July, 2001
     ------------------------------------------
                                                                                                     Amount
                                                                                           ----------------
     Balance, Start of Month.......................................................        $   4,042,743.15
     Additions During Month (From Issuance of Notes)...............................              250,000.00
     Less Withdrawals During Month.................................................                    0.00
                                                                                           ----------------
     Balance, End of Month.........................................................        $   4,292,743.15
                                                                                           ================

C.   Acquisition Accounts - July, 2001
     ---------------------------------
                                                                                                     Amount
                                                                                           ----------------
     Balance, Start of Month.......................................................        $           0.00
     Additions During Month........................................................          181,896,349.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
       Principal Acquired..........................................................         (131,645,600.56)
       Accrued Income..............................................................           (3,785,792.69)
       Premiums and Related Acquisition Costs......................................             (847,000.00)
     Less Withdrawals for Eligible Loans:
       Principal Acquired..........................................................           (4,228,582.58)
       Premiums and Related Acquisition Costs......................................              (42,766.42)
                                                                                           ----------------
     Balance, End of Month.........................................................        $  41,346,606.75
                                                                                           ================

D.   Alternative Loan Guarantee Accounts - July, 2001
     ------------------------------------------------
                                                                                                     Amount
                                                                                           ----------------
     Balance, Start of Month.......................................................        $   1,804,505.40
     Additions During Month (Initial Purchase of Student Loans)....................              840,159.10
     Guarantee Fees Received (Refunded) During Month...............................               (7,406.02)
     Interest Received During Month................................................                5,248.74
     Other Additions During Month..................................................                5,584.81
     Less Withdrawals During Month for Default Payments............................                    0.00
                                                                                           ----------------
     Balance, End of Month.........................................................        $   2,648,092.03
                                                                                           ================

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - July, 2001
     -----------------------------------------------

                                                                                                    Amount
                                                                                      ----------------------
     Balance, Start of Month......................................................          $219,962,317.11
     Initial Purchase of Eligible Loans...........................................           131,645,600.56
     Transfers....................................................................                     0.00
     Loans Purchased / Originated.................................................             4,228,582.58
     Capitalized Interest.........................................................               249,920.82
     Less Principal Payments Received.............................................            (3,914,805.53)
     Less Defaulted Alternative Loans Transferred.................................                     0.00
     Other Increases (Decreases)..................................................                (5,233.89)
                                                                                      ----------------------
     Balance, End of Month........................................................          $352,166,381.65
                                                                                      ======================

B.   Composition of Student Loan Portfolio as of July 31, 2001
     ---------------------------------------------------------

                                                                                                     Amount
                                                                                      ----------------------
     Aggregate Outstanding Principal Balance......................................          $352,166,381.65
     Number of Borrowers..........................................................                   52,738
     Average Outstanding Principal Balance Per Borrower...........................          $         6,678
     Number of Loans (Promissory Notes)...........................................                  106,293
     Average Outstanding Principal Balance Per Loan...............................          $         3,313
     Weighted Average Interest Rate...............................................                     6.32%

C.   Distribution of Student Loan Portfolio by Loan Type as of July 31, 2001
     -----------------------------------------------------------------------

                                                                          Outstanding
                                                                            Principal
     Loan Type                                                                Balance               Percent
     -------------------------------------------------------------------------------------------------------
     Stafford - Subsidized....................................        $144,799,562.30                 41.1%
     Stafford - Unsubsidized..................................          88,367,008.94                 25.1%
     Stafford - Nonsubsidized.................................               1,026.82                  0.0%
     PLUS.....................................................          29,034,603.53                  8.2%
     SLS......................................................             108,479.99                  0.0%
     Consolidation............................................          19,200,077.33                  5.5%
     Alternative..............................................          70,655,622.74                 20.1%
                                                               ---------------------------------------------
     Total....................................................        $352,166,381.65                100.0%
                                                               =============================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of July 31, 2001
     ---------------------------------------------------------------------------

                                                                          Outstanding
                                                                            Principal
     Interest Rate                                                            Balance               Percent
     -------------------------------------------------------------------------------------------------------
     Less Than 7.00%.........................................         $299,587,007.22                 85.1%
     7.00% to 7.49%..........................................           19,663,047.64                  5.6%
     7.50% to 7.99%..........................................            6,385,186.83                  1.8%
     8.00% to 8.49%..........................................           22,982,004.65                  6.5%
     8.50% to 8.99%..........................................                    0.00                  0.0%
     9.00% to 9.49%..........................................            2,600,745.09                  0.7%
     9.50% or Greater........................................              948,390.22                  0.3%
                                                               ---------------------------------------------
     Total...................................................         $352,166,381.65                100.0%
                                                               =============================================

E.   Distribution of Student Loan Portfolio by Borrower Payment Status as of
     -----------------------------------------------------------------------
     July 31, 2001
     -------------

                                                                          Outstanding
                                                                            Principal
     Borrower Payment Status                                                  Balance               Percent
     -------------------------------------------------------------------------------------------------------
     School...................................................        $ 88,713,744.22                 25.2%
     Grace....................................................          42,320,904.25                 12.0%
     Repayment................................................         181,373,132.24                 51.5%
     Deferment................................................          27,500,828.15                  7.8%
     Forbearance..............................................          12,257,772.79                  3.5%
                                                               ---------------------------------------------
     Total....................................................        $352,166,381.65                100.0%
                                                               =============================================

F.     Distribution of Student Loan Portfolio by Delinquency Status as of July
       -----------------------------------------------------------------------
       31, 2001
       --------

                                                                        Percent by Outstanding Balance
                                                                 ---------------------------------------------
                                                     Outstanding              Excluding
                                                       Principal           School/Grace          All Loans in
       Delinquency Status                                Balance           Status Loans             Portfolio
       -------------------------------------------------------------------------------------------------------
       31 to 60 Days....................           $6,519,455.91                   2.9%                  1.9%
       61 to 90 Days....................            2,965,984.96                   1.3%                  0.8%
       91 to 120 Days...................            2,579,279.66                   1.2%                  0.7%
       121 to 180 Days..................            2,807,666.64                   1.3%                  0.8%
       181 to 270 Days..................            3,460,052.89                   1.6%                  1.0%
       Over 270 Days....................              623,116.24                   0.3%                  0.2%
       Claims Filed, Not Yet Paid.......              475,617.84                   0.2%                  0.1%
                                          --------------------------------------------------------------------
       Total............................          $19,431,174.14                   8.8%                  5.5%
                                          ====================================================================

G.     Distribution of Student Loan Portfolio by Guarantee Status as of July 31,
       ------------------------------------------------------------------------
       2001
       ----

                                                                            Outstanding
                                                                              Principal
       Guarantee Status                                                         Balance               Percent
       -------------------------------------------------------------------------------------------------------
       FFELP Loan Guaranteed 100%..............................         $    796,452.33                  0.2%
       FFELP Loan Guaranteed 98%...............................          280,714,306.58                 79.7%
       Alternative Loans Non-Guaranteed........................           70,655,622.74                 20.1%
                                                                 ---------------------------------------------
       Total...................................................         $352,166,381.65                100.0%
                                                                 =============================================

H.     Distribution of Student Loan Portfolio by Guarantee Agency as of July 31,
       -------------------------------------------------------------------------
       2001
       ----

                                                                            Outstanding
                                                                              Principal
       Guarantee Agency                                                         Balance               Percent
       -------------------------------------------------------------------------------------------------------
       Education Assistance Corporation.........................        $162,012,577.47                 46.0%
       Great Lakes Higher Education Corporation.................          67,222,072.17                 19.1%
       California Student Aid Commission........................          18,996,544.36                  5.4%
       Student Loans of North Dakota............................           6,815,048.27                  1.9%
       Texas GSLC...............................................           5,047,013.47                  1.4%
       Pennsylvania Higher Education Assistance Agency..........           7,712,526.43                  2.2%
       United Student Aid Funds, Inc............................          12,532,978.89                  3.6%
       Other Guarantee Agencies.................................           1,171,997.85                  0.3%
       Alternative Loans Non-Guaranteed.........................          70,655,622.74                 20.1%
                                                                 ---------------------------------------------
       Total....................................................        $352,166,381.65                100.0%
                                                                 =============================================

I.     Fees and Expenses Accrued For / Through July, 2001
       ---------------------------------------------------

                                                                              For The 7
                                                                           Months Ended
                                                      July, 2001          July 31, 2001
                                          ----------------------------------------------
       Servicing Fees....................            $200,387.29          $1,359,884.41
       Indenture Trustee Fees............               5,343.78              37,406.50
       Broker / Dealer Fees..............              55,218.75             372,282.60
       Auction Agent Fees................               4,619.50              30,210.03
       Other Permitted Expenses..........                   0.00                   0.00
                                          ----------------------------------------------
       Total.............................            $265,569.32          $1,799,783.54
                                          ==============================================

J.     Ratio of Assets to Liabilities as of July 31, 2001
       --------------------------------------------------

                                                                                 Amount
                                                                 -----------------------
       Total Indenture Assets...................................        $444,114,064.20
       Total Indenture Liabilities..............................         438,804,437.45
                                                                 -----------------------
       Ratio....................................................                 101.21%
                                                                 =======================